UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report
November 20, 2006
(Date of earliest event reported)
Callon Petroleum Company
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-14039 (Commission File Number)	64-0844345 (I.R.S. Employer Identification Number)
200 North Canal St.
Natchez, Mississippi 39120
(Address of principal executive offices, including zip code)
(601) 442-1601
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On November 20, 2006, Callon Petroleum Company issued the press release attached as Exhibit 99.1 announcing that Bobby F. (Bob) Weatherly was named to the new position of Executive Vice President and Chief Financial Officer.
     Mr. Weatherly, age 62, was not offered an employment contract but the company agreed to pay him an annual salary of $350,000 per year, effective November 16, 2006. In addition to his salary, Mr. Weatherly was awarded 45,000 shares of restricted stock, vesting 25% on each anniversary date beginning on November 16, 2007.
Section 9 — Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits
(c) Exhibits

Exhibit Number	Title of Document
99.1	Press release dated November 20, 2006 providing information regarding Callon Petroleum Company’s appointment of a new Executive Vice President and Chief Financial Officer.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Callon Petroleum Company
November 21, 2006	By:	/s/ Fred L. Callon
Fred L. Callon
President and Chief Executive Officer

Exhibit Index

Exhibit Number	Title of Document
99.1	Press release dated November 20, 2006 providing information regarding Callon Petroleum Company’s appointment of a new Executive Vice President and Chief Financial Officer.